Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 1, 2019 by and among SOUTHWESTERN ENERGY COMPANY, a Delaware corporation (the “Borrower”), the Lenders signatory hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement dated as of April 26, 2018, by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended by that certain Amendment No. 1 to Credit Agreement dated as of October 23, 2018 and that certain Amendment No. 2 to Credit Agreement dated as of October 8, 2019, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders party hereto, which constitute the Majority Lenders, have agreed to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, the Administrative Agent and the Borrower acting together have identified a mistake, typographical error or other defect in Section 9.02 of the Credit Agreement and the Administrative Agent and the Borrower have agreed to amend Section 9.02 to cure such mistake, typographical error or other defect.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used but not otherwise defined herein all have the meanings assigned to them in the Credit Agreement, as amended hereby.

Section 2. Amendments to Credit Agreement.

(a) Section 6.13(a)(i)(A) of the Credit Agreement is hereby amended and restated as follows:

(A) for the period from the date of entering into such hedging transaction through the twenty-fourth (24th) month from the date of entering into such hedging transaction, ninety percent (90%) of the reasonably anticipated projected production of crude oil, natural gas liquids and natural gas (calculated separately on a monthly basis) from Proved Reserves of the Loan Parties evaluated in the most recently delivered Reserve Report (provided that, for the period from November 1, 2019 through December 31, 2019, such ninety percent (90%) limitation shall instead be one hundred percent (100%) of the reasonably anticipated projected production of crude oil, natural gas liquids and natural gas calculated separately on a monthly basis) from Proved Reserves of the Loan Parties evaluated in the most recently delivered Reserve Report); and

(b) The third sentence of Section 9.02(a) of the Credit Agreement is hereby amended by replacing the words “paragraph (b) of this Section” with the following language: “the second paragraph of this clause (a)”.

(c) Section 9.02(b) of the Credit Agreement is hereby amended and restated as follows:

(b) Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clauses (i), (ii), (iii), (iv) or (vi) of the second paragraph of Section 9.02(a) and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification.

(d) Clause (iv) of Section 9.02(c) of the Credit Agreement is hereby amended and restated as follows:

(iv) if approved or authorized in writing pursuant to the second paragraph of Section 9.02(a) or

(e) The second sentence of Section 9.04(c) of the Credit Agreement is hereby amended by replacing the words “Section 9.02(b)” with the following language: “the second paragraph of Section 9.02(a)”.

Section 3. Amendment No. 3 Effective Date; Conditions Precedent. This Amendment
shall become effective on the date (the “Amendment No. 3 Effective Date”) on which the following conditions have been satisfied:

(a) the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a counterpart of this Amendment executed by the Borrower, the Administrative Agent and Lenders constituting the Majority Lenders;

(b) the Borrower shall have paid to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Amendment No. 3 Effective Date, all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03 of the Credit Agreement or any other Loan Document;

(c) the representations and warranties contained in Section 4 hereof shall be true and correct; and

(d) no Default or Event of Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date, and such notice shall be conclusive and binding.

Section 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants that, before and after giving effect to each of the amendments set forth in this Amendment:

(a) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any such representations and warranties that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties are true and correct in all respects) on and as of the Amendment No. 3 Effective Date, except to the extent made as of a specific date, which representations and warranties shall have been true and correct in all material respects as of such specific date (or, in the case of any such representation and warranties that are qualified as to materiality or Material Adverse Effect in the text thereof, such representations and warranties shall have been true and correct in all respects as of such specific date); and

(b) no Default or Event of Default has occurred and is continuing on the Amendment No. 3 Effective Date.

Section 5. Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed: (a) to constitute a waiver of compliance or consent to noncompliance by any Loan Party with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof.

Section 6. Ratification of Collateral Documents . The Borrower hereby acknowledges and ratifies, on behalf of itself and each other Loan Party, the existence and priority of the Liens granted by the Loan Parties in and to the Collateral in favor of the Secured Parties and represents and warrants, on behalf of itself and each other Loan Party, that such Liens and security interests are valid, existing and in full force and effect. The Borrower hereby ratifies and confirms, on behalf of itself and each other Loan Party, each Loan Party’s obligations under the Collateral Documents to which such Loan Party is a party and hereby represents and acknowledges, on behalf of itself and each other Loan Party, that the Loan Parties have no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of their obligations thereunder. Furthermore, the Borrower agrees, on behalf of itself and each other Loan Party, that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Collateral Documents or any of the other Loan Documents. Finally, the Borrower hereby represents and warrants, on behalf of itself and each other Loan Party, that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its or any other Loan Party’s obligations as a debtor, pledgor, assignor, obligor, grantor, mortgagor and/or chargor under any Collateral Document and the other Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Loan Party.

Section 7. Effect of Amendment. From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 8. Costs and Expenses. Pursuant to the terms of Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.

Section 9. Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

Section 10. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment No. 3 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

SOUTHWESTERN ENERGY COMPANY
a Deleware corporation

By: /s/ Randall Barron
Name: Randall Barron
Title: VP & Treasurer

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By: /s/ Travis Watson
Name: Travis Watson
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

BANK OF AMERICA, N.A., as a Lender

By: /s/ Dee Dee Farkas
Name: Dee Dee Farkas
Title: Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Erin Grasty
Name: Erin Grasty
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

CITIBANK, N.A., as a Lender

By: /s/ Ivan Davey
Name: Ivan Davey
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

MUFG BANK, LTD.,
as a Lender

By: /s/ Traci Bankston
Name: Traci Bankston
Title: Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

BANK OF MONTREAL,
as a Lender

By: /s/ Melissa Guzmann
Name: Melissa Guzmann
Title: Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

SUMITOMO MITSUI BANKING
CORPORATION,
as a Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Executive Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

BBVA USA,
as a Lender

By: /s/ Julia Barnhill
Name: Julia Barnhill
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

CRÉDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as a Lender

By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH
as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ James Giordano
Name: James Giordano
Title: Sr. Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

FIFTH THIRD BANK,
as a Lender

By: /s/ Richard Butler
Name: Richard Butler
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

HSBC BANK USA, N.A., as a Lender

By: /s/ Michael Bustios
Name: Michael Bustios
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

REGIONS BANK,
as a Lender

By: /s/ Miles Matter
Name: Miles Matter
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Arthur K. Brown III
Name: Arthur K. Brown III
Title: Assistant Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

CITIZENS BANK, N.A.,
as a Lender

By: /s/ David Slye
Name: David Slye
Title: Managing Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

ABN AMRO Capital USA LLC,
as a Lender

By: /s/ David Montgomery
Name: David Montgomery
Title: Managing Director

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

ING CAPITAL LLC,
as a Lender

By: /s/ Scott Lamoreaux
Name: Scott Lamoreaux
Title: Director

By: /s/ Michael Price
Name: Michael Price
Title: Managing Director

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

NATIXIS, NEW YORK BRANCH,
as a Lender

By: /s/ Vikram Nath
Name: Vikram Nath
Title: Director

By: /s/ Brian O’Keefe
Name: Brian O’Keefe
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

GOLDMAN SACHS LENDING PARTNERS
LLC,
as a Lender

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By: /s/ John Kuhns
Name: John Kuhns
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)

SHELL TRADING RISK MANAGEMENT, LLC,
as a Lender

By: /s/ Carla E. Vincitore
Name: Carla E. Vincitore
Title: President

Signature Page to Amendment No. 3 to Credit Agreement
(Southwestern Energy Company)